Summary Prospectus Supplement	October 31, 2023

Putnam Global Technology Fund
Summary Prospectus dated December 30, 2022

Effective immediately, the section Your fund’s management is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Portfolio managers

Di Yao, Portfolio Manager, Analyst, portfolio manager of the fund since 2012

Andrew O’Brien, Assistant Director of Equity Research, portfolio manager of the fund since 2023

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

335387 – 10/23